Retirement Benefit Plans - Summary of Fair Value of the Plan Assets by Major Categories (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2017 TWD ($)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 TWD ($)
Disclosure of fair value of plan assets [abstract]
Cash	$ 2,317,764	$ 78,197	$ 2,232,367
Debt instruments	691,619	23,334	1,030,384
Equity instruments	1,254,109	42,311	1,071,777
Others	77,881	2,628	82,839
Total	$ 4,341,373	$ 146,470	$ 4,417,367